UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 8, 2006


                          Jacobs Financial Group, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           0-21210                                      84-0922335
   (Commission File Number)              (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.
           ---------------------------------------------


In December 2005, the registrant, Jacobs Financial Group, Inc. (the "registrant" or "JFG"), acquired all of the outstanding stock of West Virginia Fire and Casualty Company, a licensed insurance company, the name of which was subsequently changed to First Surety Corporation. In the interim, JFG's accounting firm, Gordon, Hughes & Banks, LLP ("GHB") informed management that it did not have the requisite industry experience to continue as the Company's auditor. Accordingly, on March 8, 2006, by mutual agreement, GHB resigned as the registrant's independent auditor.

The report of GHB on the financial statements of JFG as of May 31, 2005 and for each of the two years then ended did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle, except that their report stated that the Company's significant net working capital deficit and operating losses raised substantial doubt about the Company's ability to continue as a going concern.

During the two most recent fiscal years of JFG and the subsequent interim periods and through March 8, 2006, there were no disagreements with GHB with respect to accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in their report on the financial statements of such years. In addition, during the above periods, there have been no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company has requested that GHB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 8, 2006, is filed as
Exhibit 99.1 to this Form 8-K.


Item 9.01. Financial Statements and Exhibits.


     (d) Exhibits:

         99.1 Response of Accountants



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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Jacobs Financial Group, Inc.

                                   By: /s/ John M. Jacobs
Date: March 8, 2006                -----------------------------
                                   John M. Jacobs
                                   President


                     -------------------------------------

                                  EXHIBIT INDEX


Exhibit                 Exhibit Description
Number
-------                 -------------------
  99.1                  Response of Accountants



























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